Exhibit 10.9

THIRD AMENDMENT (2016-3) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2016

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2016 (the "Plan"), the Plan is hereby amended as follows, effective January 1, 2017:

1.Exhibit D (Chatham Cable) is amended such that Section 4.1(a)(1)(xv) shall read as follows:

(xv) $23.00, for Participants terminating employment on or after January 1, 2014 and prior to January 1, 2017; or.

2.Exhibit D (Chatham Cable) is amended by the addition of a new Section 4.1(a)(1)(xvi) to read as follows:

(xvi)$24.00 for Participants terminating employment on or after January 1, 2017.

3.Exhibit H (SidneyHourly) is amended by restating Section 4.1(a) to read as follows:

(a) Accrued Benefit.  The amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his Normal Retirement Date shall be equal to such Participant’s monthly Accrued Benefit as of any date, subject to modifications set out below, equal to the product of (1) and (2):

(1)an amount equal to

(i) $42.50 for Participants terminating employment in the Eligible Class on or after January 1, 2017;

(ii) $40.00 for Participants terminating employment in the Eligible Class on or after January 1, 2014, but prior to January 1, 2017;

(iii) $37.00 for Participants terminating employment in the Eligible Class on or after December 1, 2010, but prior to January 1, 2014;

(iv) $34.00 for Participants terminating employment in the Eligible Class on or after January 1, 2008, but prior to December 1, 2010;

(v) $30.00 for Participants terminating employment in the Eligible Class on or after January 1, 2005, but prior to January 1, 2008;

(vi) $26.50 for Participants terminating employment in the Eligible Class on or after January 1, 2002, but prior to January 1, 2005;

(vii) $23.50 for Participants terminating employment in the Eligible Class on or after January 1, 1999 but prior to January 1, 2002;

(viii) $20.50 for Participants terminating employment in the Eligible Class on or after November 1, 1997 but prior to January 1, 1999;

(ix) $20.00 for Participants terminating employment in the Eligible Class on or after November 1, 1996, but prior to November 1, 1997;

(x) $19.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1993 but prior to November 1, 1996;

(xi) $18.50 for Participants terminating employment in the Eligible Class subsequent to October 31, 1990 but prior to November 1, 1993; or

(xii) $18.00 for Participants terminating employment in the Eligible Class subsequent to November 4, 1989 but prior to November 1, 1990; or

(xiii) $17.00 for Participants terminating employment in the Eligible Class subsequent to October 31 1987 but prior to November 5, 1989.

and

(2)such Participant’s Years of Accrual Service.

The Accrued Benefit for a Participant terminating employment prior to November 1, 1987 shall be calculated in accordance with the provisions of the Plan in effect on the date of such Participant’s termination of employment.

4.Effective January 1, 2017, Exhibit H (SidneyHourly) is amended by adding the new last paragraph to Section 4.5, Disability Benefits:

Notwithstanding the foregoing, no Participant who terminates employment as an active Employee as a result of Disability after December 31, 2016 shall be entitled to a Disability Benefit under this Section 4.5.  A Participant who is on short term disability on or before December 31, 2016 shall be entitled to a Disability Benefit under this Section 4.5 if he or she subsequently satisfies the provisions of Section 4.5 and the related applicable provisions of the Plan in effect prior to January 1, 2017.  A Participant who is receiving a Disability Benefit under this Section 4.5 as of December 31, 2016 shall continue to receive such Disability Benefit in accordance with the provisions of Section 4.5 and the related applicable provisions of the Plan in effect prior to January 1, 2017.

AMPHENOL CORPORATION

DATED: December 13, 2016

BY:

/s/ David Silverman

David Silverman

Its:   Vice President Human Resources